UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2020

NCR CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number 001-00395

Maryland	31-0387920
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

864 Spring Street NW
Atlanta, GA 30308
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (937) 445-5000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NCR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On March 31, 2020, NCR Corporation, a Maryland corporation (“NCR” or the “Company”), issued a press release regarding a conference call to be held today, Tuesday, March 31, 2020 at 4:30 p.m. Eastern Time to discuss an update on the current impact of COVID-19, and the withdrawal of the Company’s previously announced 2020 outlook. A copy of the press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference. A copy of supplementary materials that will be referred to in the conference call, and which were posted to the Company’s website, is attached hereto as Exhibit 99.2.

The information furnished under Item 7.01 in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as set forth by specific reference in such filing.

Item 9.01.        Financial Statements and Exhibits.

(d)    Exhibits:

The following exhibits are attached with this current report on Form 8-K:

Exhibit No.	Description
99.1	Press Release issued by the Company, dated March 31, 2020
99.2	Supplemental Materials, dated March 31, 2020
104	Cover Page Interactive Data File, formatted in iXBRL

Index to Exhibits
The following exhibits are attached with this current report on Form 8-K:

Exhibit No.            Description
99.1                Press Release issued by the Company, dated March 31, 2020
99.2                Supplemental materials, dated March 31, 2020
104                Cover Page Interactive Data File, formatted in iXBRL

Forward-Looking Statements

This current report on Form 8-K contains statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (the “Act”), including statements containing the words “plans,” “will,” “anticipates,” “expects,” and “intends,” or similar expressions, as well as other words or expressions referencing future events, conditions or circumstances. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Act. Statements that describe or relate to NCR’s plans, goals, intentions, strategies, or financial outlook, and statements that do not relate to historical or current fact, are examples of forward-looking statements. Examples of forward-looking statements in this report include, without limitation, statements regarding the impact of the COVID-19 global pandemic and NCR’s previously issued 2020 guidance that is now withdrawn. These forward-looking statements are based on our current expectations and involve substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the forward-looking statements, and therefore, we cannot assure you that our plans, intentions, expectations or strategies will be attained or achieved. Such risks and uncertainties include, without limitation, the impact of the COVID-19 global pandemic on NCR’s workforce, operations and financial results including the impact on our customers’ businesses; the impact of the March 2020 tornados in the greater Nashville area on an NCR Global Fulfillment Center in Mt. Juliet, Tennessee operated by a third party; the sufficiency and effectiveness of NCR’s or its third-party logistics partner’s business continuity plans; the adequacy of NCR’s property damage and business interruption insurance coverage and NCR’s ability to recover under the applicable policies; and the other factors and financial, operational and legal risks or uncertainties described in the Company’s filings with the SEC, including the Company’s most recent annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8- K. Any forward-looking statement speaks only as of the date on which it is made. NCR does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCR Corporation

By:	/s/ Andre J. Fernandez
Andre J. Fernandez
Executive Vice President and Chief Financial Officer
Date: March 31, 2020